Exhibit 99.1

Media Contact	IR Contact
Michael Boss	Barbara Coy
MPC Corporation	MPC Corporation
Phone (208) 893-1057	Phone (720) 528-4038
mjboss@mpccorp.com	bcoy@mpccorp.com

MPC CORPORATION REPORTS UNAUDITED SECOND QUARTER 2008 FINANCIAL RESULTS

NAMPA, ID – AUG. 14, 2008 – MPC Corporation (AMEX:MPZ) today announced unaudited financial results for the second quarter ended June 30, 2008. Net revenue was $125.4 million, an increase of $71.8 million, or 134%, compared to the same period in 2007. The net loss was $12.5 million, or $0.37 per basic and diluted common share. These results compare with a net loss of $25.3 million, or $1.91 per basic and diluted common share, over the same period in 2007.

Gross margin percentage for the second quarter was 13.2%, compared to 12.3% during the second quarter of 2007. The improvement in gross margin percentage was due primarily to an increase in revenue and gross margin from the company’s Professional Business, where the increase in volume reduced the impact of our fixed manufacturing costs. SG&A expense for the quarter was $22.0 million, compared to $8.8 million during the second quarter of 2007, while R&D expense was $1.3 million, compared to $0.5 million during the second quarter of 2007. The increase in SG&A expense and R&D expense for the quarter was primarily due to additional expense from the acquisition of the Professional Business. The Professional Business was acquired from Gateway, Inc. on October 1, 2007.

As previously announced, during the second quarter ended June 30, 2008, MPC Corporation entered into a Manufacturing Services Agreement (MSA) with Flextronics. Under the MSA, Flextronics will perform procurement, supply chain management, manufacturing, assembly and testing for MPC Corporation at the Flextronics manufacturing facility in Juarez, Mexico.

MPC Corporation Announces Second Quarter 2008 Financial Results

August 14, 2008

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Additional financial details are available through the 10-Q filed today.

“Delays in manufacturing and customer deliveries, and service and support issues have caused our inventory and accounts payable to grow materially throughout the first six months of 2008,” noted MPC Corporation’s Chairman and CEO, John Yeros. “Nevertheless, we anticipate the outsourcing of our manufacturing operations could result in potential manufacturing and overhead cost savings. Our revenue backlog at the end of the second quarter was in excess of $104 million, so we are looking forward to catching up with customer orders as we complete this transition.”

About MPC Corporation

MPC Corporation (AMEX: MPZ), a major U.S. PC vendor since 1991, provides enterprise IT hardware solutions to mid-size businesses, government agencies and education organizations.

With its October 2007 acquisition of Gateway’s Professional business, MPC Corporation became the only top-10 U.S. PC vendor focused exclusively on the $43 billion Professional PC market. For more information, visit MPC online at www.mpccorp.com.

Cautionary Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of MPC Corporation to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Other factors that could materially affect such forward-looking statements can be found in MPC Corporation's filings with the Securities and Exchange Commission, including risk factors, at http://www.sec.gov. Investors, potential investors and other readers are urged to consider these risk factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements in the press release include statements with regard to manufacturing and overhead cost savings, and with regard to catching up with customer orders. The forward-looking statements made herein are only made as of the date of this press release and MPC Corporation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

MPC Corporation Announces Second Quarter 2008 Financial Results

August 14, 2008

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MPC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands except share data)

	June 30,	December 31,
	2008	2007
	(unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$718	$9,009
Restricted cash	9,766	9,852
Accounts receivable, net	59,673	86,056
Inventories, net	97,796	62,050
Prepaid maintenance and warranty costs	7,627	10,699
Other current assets	1,492	1,146
Total Current Assets	177,072	178,812

Non-Current Assets
Property and equipment, net	6,827	10,697
Goodwill	45,255	45,255
Acquired intangibles, net	23,814	28,455
Long-term portion of prepaid maintenance and warranty costs	2,108	1,388
Other assets	3,237	1,668
Total Non-Current Assets	81,241	87,463
TOTAL ASSETS	$258,313	$266,275

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$105,063	$61,079
Accrued expenses	13,977	26,928
Accrued licenses and royalties	4,835	5,084
Current portion of accrued warranties	20,479	24,700
Current portion of deferred revenue	31,234	33,357
Notes payable and debt	56,598	64,249
Derivative financial instruments at estimated fair value	1,498	1,590
Total Current Liabilities	233,684	216,987

Long Term Liabilities
Non-current portion of accrued warranties	14,305	16,491
Non-current portion of deferred revenue	29,547	25,848
Derivative warrant liability	297	634
Total Long Term Liabilities	44,149	42,973
TOTAL LIABILITIES	277,833	259,960

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK, Series B, 260,000 shares authorized, 249,171 issued and outstanding	6,308	6,308

SHAREHOLDERS' EQUITY
Preferred Stock, no par value; 100,000 shares authorized; no shares issued and outstanding at 2008 and 2007	-	-
Preferred Stock, Series A, 640,000 shares authorized; 626,546 issued and outstanding	9,008	9,008
Common Stock, no par value, 100,000,000 shares authorized; 34,196,343 and 33,948,489 shares issued and outstanding at 2008 and 2007, respectively	85,743	85,029
Accumulated Deficit	(120,579)	(94,030)
Total Shareholders' Equity (Deficit)	(25,828)	7
TOTAL LIABILITIES AND EQUITY	$258,313	$266,275

MPC Corporation Announces Second Quarter 2008 Financial Results

August 14, 2008

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MPC CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except for per share data)

	Three Months ended		Six Months ended
	June 30,		June 30,
	2008	2007 (1)	2008	2007 (1)

Revenue	$125,473	$53,613	$249,180	$110,365

Cost of revenue	108,906	46,972	217,620	97,534

Gross margin	16,567	6,641	31,560	12,831

Operating expenses
Research and development expense	1,324	542	2,395	1,039
Selling, general and administrative expense	22,055	8,811	46,181	18,643
Depreciation and amortization	4,314	772	7,263	1,542
Total operating expenses	27,693	10,125	55,839	21,224

Operating loss	(11,126)	(3,484)	(24,279)	(8,393)

Other (income) expense
Interest expense, net	1,432	1,503	2,698	3,021
Change in estimated fair value of derivative financial instruments	15	20,559	(428)	19,313
Gain on vendor settlements	-	(225)	-	(225)
Total other (income) expense, net	1,447	21,837	2,270	22,109

Net loss	$(12,573)	$(25,321)	$(26,549)	$(30,502)

Loss per common share:
Basic	$(0.37)	$(1.91)	$(0.78)	$(2.35)
Diluted	$(0.37)	$(1.91)	$(0.78)	$(2.35)

Common shares used to compute net loss per share:
Basic	34,190,472	13,260,372	34,128,763	12,979,052
Diluted	34,190,472	13,260,372	34,128,763	12,979,052

(1) The results of the Gateway Professional Business have been consolidated effective October 1, 2007, the date the acquisition by MPC Corporation became effective and therefore the results of the Professional Businesses are not included for periods prior to October 1, 2007.

MPC Corporation Announces Second Quarter 2008 Financial Results

August 14, 2008

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MPC CORPORATION

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended
	June 30,
	2008	2007 (1)
OPERATING ACTIVITIES
Net loss	$ (26,549)	$ (30,502)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	5,070	1,399
Amortization of acquired intangibles	4,641	905
Amortization of deferred loan costs	-	459
Change in estimated fair value of derivative financial instruments	(429)	19,313
Stock compensation on vesting of restricted stock units	620	170
Cumulative effect of change in accounting principle	-	71
Gain on vendor settlements	-	(225)
Provision for bad debt	441	27
Gain on disposal	(7)	-
Changes in assets and liabilities
Accounts receivable	25,942	23,917
Inventory	(35,746)	(8,343)
Prepaid maintenance & warranties	2,352	(1,659)
Other current assets	(346)	249
Other non-current assets	(1,569)	504
Accounts payable and accrued liabilities	25,828	(3,184)
Accrued licenses and royalties	(249)	(7)
Accrued warranties	(6,407)	(46)
Deferred revenue	1,576	1,919
Net cash (used) provided by operating activities	(4,832)	4,967

INVESTING ACTIVITIES
Purchase of property and equipment	(1,214)	(76)
Net cash used by investing activities	(1,214)	(76)

FINANCING ACTIVITIES
Net activity under financing facility	(7,699)	(7,912)
Borrowings from debt	8,735	-
Payment of note payable	(3,367)	(500)
Restricted cash related to letters of credit and financing facility	86	549
Net cash used by financing activities	(2,245)	(7,863)

Net cash decrease for period	(8,291)	(2,972)

Cash at beginning of period	9,009	4,839

Cash at end of period	$ 718	$ 1,867

Supplemental disclosure of cash flow information:
Interest paid	$ 2,160	$ 1,674
Income taxes paid	-0-	-0-

(1) The results of the Gateway Professional Business have been consolidated effective October 1, 2007, the date the acquisition by MPC Corporation became effective and therefore the results of the Professional Businesses are not included for periods prior to October 1, 2007.